SIXTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT

     THIS SIXTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this "AMENDMENT"), dated as of February 5, 2001, is by and among COLUMBUS MCKINNON CORPORATION, a New York corporation (the "BORROWER"), the banks, financial institutions and other institutional lenders which are parties to the Credit Agreement (as such term is defined below) (the "LENDERS"), FLEET NATIONAL BANK, as Initial as Initial Issuing Bank (the "INITIAL ISSUING BANK"), FLEET NATIONAL BANK, as the Swing Line Bank (the "SWING LINE BANK"; each of the Lenders, the Initial Issuing Bank and the Swing Line Bank, individually, a "LENDER PARTY" and, collectively, the "LENDER PARTIES"), and FLEET NATIONAL BANK, as administrative agent (together with any successor appointed pursuant to Article VII of the Credit Agreement, the "ADMINISTRATIVE AGENT") for the Lender Parties.

                              W I T N E S S E T H :
                               -------------------

     WHEREAS, the Borrower, Lenders, Initial Issuing Bank, Swing Line Bank and Administrative Agent are party to that certain Credit Agreement, dated as of March 31, 1998, as amended by that certain First Amendment to Credit Agreement, dated as of September 23, 1998, that certain Second Amendment to Credit Agreement and Consent, dated as of February 12, 1999, that certain Third Amendment to Credit Agreement and Consent, dated as of November 16, 1999, that certain Fourth Amendment to Credit Agreement and Waiver, dated as of February 15, 2000, and that certain Fifth Amendment to Credit Agreement, dated as of September 28, 2000 (as so amended and as it may hereafter be further amended, supplemented, restated, extended or otherwise modified from time to time, the "CREDIT Agreement");

     WHEREAS, an Event of Default exists under Section 5.04(b) (Interest Coverage Ratio) of the Credit Agreement for the period of four fiscal quarters ended December 31, 2000 (the "EXISTING EVENT OF DEFAULT") based on an actual Interest Coverage Ratio of 2.70 to 1.0 versus a required Interest Coverage Ratio of 2.75 to 1.0;

     WHEREAS, the Borrower has requested that the Administrative Agent and Lender Parties waive the Existing Event of Default;

     WHEREAS, for administrative simplicity, operational efficiency and other reasons, the Borrower has proposed making certain changes in the organizational structure of the Borrower and its Subsidiaries, including (a) the merger of G.L. International Inc. ("GL") with and into Gaffey, Inc. ("GAFFEY"), with Gaffey as the surviving corporation (the "GL MERGER"), (b) the merger of Abell-Howe Crane, Inc. ("ABELL-HOWE") with and into Gaffey, with Gaffey as the surviving corporation (the "ABELL-HOWE MERGER"), (c) the merger of Washington Equipment Company ("WECO") with and into Gaffey, with Gaffey as the surviving corporation (the "WECO MERGER"), and (d) the transfer of ownership of all of the issued and outstanding shares of stock of Handling Systems and Conveyors, Inc. ("HSC") from GL to Automatic Systems, Inc. ("ASI") (the "HSC TRANSFER");

     WHEREAS, the Borrower has also requested that the Administrative Agent and Lender Parties amend the Credit Agreement as and to the extent set forth in this Amendment; and

     WHEREAS, the Administrative Agent and Lender Parties are agreeable to the foregoing, in each instance as and to the extent set forth in this Amendment and subject to each of the terms and conditions stated herein.

     NOW THEREFORE, in consideration of the premises and the mutual covenants set forth herein and of the loans or other extensions of credit heretofore, now or hereafter made to, or for the benefit of, the Borrower and its Subsidiaries by the Lender Parties, the parties hereto hereby agree as follows:

1.   DEFINITIONS.   Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement.

2. WAIVER. The Administrative Agent and Lender Parties hereby waive the Existing Event of Default under Section 5.04(b) of the Credit Agreement solely for the period of four fiscal quarters ended December 31, 2000. The foregoing waiver is only applicable and shall only be effective in the specific instance and for the specific purpose for which made. Such waiver is expressly limited to the facts and circumstances referred to herein and shall not operate (a) as a waiver of or consent to non-compliance with any other Section or provision of the Credit Agreement or any other Loan Document, (b) as a waiver of any other right, power or remedy of the Administrative Agent or any Lender Party under the Credit Agreement or any other Loan Document or (c) as a waiver of or consent to any Default or Event of Default under the Credit Agreement or any other Loan Document, other than as expressly provided in this Section 2.

3.   CONSENT.

     3.1. Notwithstanding the provisions of Section 5.01(f) (Preservation of Corporate Existence, Etc.), Section 5.02(d) (Fundamental Changes) and Section 5.02(f) (Investments in Other Persons) of the Credit Agreement, but subject to the conditions precedent set forth in Section 3.3 and the other terms and conditions of this Amendment, the Administrative Agent and Lender Parties hereby consent to (a) the GL Merger, (b) the Abell-Howe Merger, (c) the WECO Merger and
(d) the HSC Transfer.

     3.2. Notwithstanding the provisions of Section 5.02 (i) (Charter Amendments) of the Credit Agreement, but subject to the conditions precedent set forth in Section 3.3 and the other terms and conditions of this Amendment, the Administrative Agent and Lender Parties hereby consent to any amendments to the certificate or articles of incorporation and bylaws of Gaffey, GL, Abell-Howe, WECO and HSC, as the case may be, that are reasonably necessary to carry out the GL Merger, the Abell-Howe Merger, the WECO Merger or the HSC Transfer, as the case may be, or that are reasonably proposed by the Borrower in connection with any of the foregoing, in each instance to the extent, and solely to the extent, that such amendments are in form and substance reasonably acceptable to the Administrative Agent.

     3.3. Each transaction consented to in Section 3.1 and 3.2 above is subject to the satisfaction, as determined by the Administrative Agent, of each of the following conditions precedent:

             (a) The Borrower shall have delivered to the Administrative Agent such Amended and Restated Schedules to each of the Credit Agreement Security Agreement and Intellectual Property Security Agreement and related documentation as are necessary to replace each of such existing Schedules which, upon the consummation of such transaction, would no longer be true, correct and complete, including, by way of example only and not of limitation, to the extent applicable:

                   (i)     Schedule   3.01  (a) (ix) to  the  Credit  Agreement,
              States in which Loan Parties are Qualified to do Business;

                   (ii)    Schedule   4.01  (b)  to   the   Credit    Agreement,
              Subsidiaries;

                   (iii) Schedule 4.01 (k) to the Credit Agreement, Plans, Multiemployer Plans and Welfare Plans;

                   (iv) Schedule 4.01 (bb) to the Credit Agreement, Owned Real Estate;

                   (v) Schedule 4.01 (cc) to the Credit Agreement, Leased Real Estate;

                   (vi)    Schedule   4.01  (ff)  to  the   Credit    Agreement,
              Intellectual Property;

                   (vii) Schedule I to the Security Agreement, Pledged Shares and Pledged Debt;

                   (viii) Schedule III to the Security Agreement, Locations of Equipment and Inventory;

                   (ix)    Schedule IV to the Security Agreement, Trade Names;

                   (x) Schedule I to the Intellectual Property Security Agreement, Patents and Patent Applications;

                   (xi) Schedule II to the Intellectual Property Security Agreement, Trademark Registrations and Applications;

                   (xii) Schedule III to the Intellectual Property Security Agreement Copyright Registrations and Applications; and

                   (xiii) Schedule IV to the Intellectual Property Security Agreement, Licenses.

             (b) The Borrower shall, and shall have caused each of its Domestic Subsidiaries to, have executed and delivered such agreements, instruments, and other documents, including, without limitation, UCC-1 financing statements, UCC-3 amendments to financing statements, amendments to intellectual property filings, stock certificates and stock powers, as shall be necessary or as the Administrative Agent shall have otherwise requested in order to maintain the perfected first priority status of the Administrative Agent's security interests, on behalf of the Lender Parties, in the Collateral of the Borrower and its Domestic Subsidiaries.

             (c) As of the date of the consummation of such transaction, no Default or Event of Default shall have occurred and be continuing.

             (d) The representations and warranties contained in Section 5 of this Amendment, the Credit Agreement and each other Loan Document shall be true, correct and complete on and as of the date of the consummation of such transaction, as though made on such date.

             (e) The Borrower shall, and shall have caused its Subsidiaries to, have taken all such actions and executed and delivered all such agreements, instruments, legal opinions (including, without limitation, an opinion that none of such transactions violates the Senior Subordinated
     Note Indenture) and other documents as the Administrative Agent shall have reasonably requested in connection with such transaction.

     3.4. The foregoing consents in Sections 3.1 and 3.2 are only applicable and shall only be effective in the specific instances and for the specific purposes for which made. Such consents are expressly limited to the facts and circumstances and subject to the conditions referred to herein and shall not operate (a) as a waiver of or consent to non-compliance with any other Section or provision of the Credit Agreement or any other Loan Document, (b) as a waiver of any right, power or remedy of either the Administrative Agent or any Lender Party under the Credit Agreement or any other Loan Document or (c) as a waiver of or consent to any Event of Default or Default under the Credit Agreement or any other Loan Document.

4.   AMENDMENTS.

     4.1. Section 1.01 of the Credit Agreement is amended by deleting from the definition of "APPLICABLE MARGIN" the entire pricing chart contained therein and replacing it with the following chart:

                                   APPLICABLE MARGIN    APPLICABLE MARGIN    APPLICABLE MARGIN
                                    FOR PRIME RATE       FOR EURODOLLAR       FOR COMMITMENT
RATIO OF FUNDED DEBT TO EBITDA         ADVANCES           RATE ADVANCES             FEE
------------------------------    -------------------  -------------------  -------------------

Equal to or greater than 4.00 ....       0.75%               2.375%               0.375%
Equal to or greater than 3.50 less
    than 4.00 ....................       0.50%               2.125%               0.350%
Equal to or greater than 3.00 less
    than 3.50 ....................       0.25%               1.875%               0.300%
Equal to or greater than 2.50 less
    than 3.00 ....................       0.00%               1.625%               0.200%
Less than 2.50 ...................       0.00%               1.250%               0.150%

     4.2. Section 1.01 of the Credit Agreement is amended by inserting the following definition in the proper alphabetical order:

              "SIXTH AMENDMENT" means that certain Sixth Amendment to Credit Agreement and Consent, dated as of February 5, 2001, by and among the Borrower, the Administrative Agent and the Lenders and other Lender Parties.

     4.3. Section 2.05(b)(i) of the Credit Agreement is amended by deleting such section in its entirety and replacing it with the following:

              "The Revolving Credit Facility shall be automatically and permanently reduced on the date of the Sixth Amendment by
              $50,000,000, such reduction to be made ratably among the Revolving Credit Lenders in accordance with their Revolving Credit Commitments."

     4.4. Section 2.06(b)(i) of the Credit Agreement is amended by deleting such section in its entirety and replacing it with the following:

              "On the date of the Sixth Amendment, the Borrower shall prepay the amount, if any, equal to the excess of (A) the aggregate principal  amount  of  the  Revolving  Credit  Advances  plus  the aggregate Dollar Equivalent of Alternative Currency Revolving Credit Advances plus the aggregate principal amount of Swing Line Advances plus the aggregate principal amount of Letter of Credit Advances plus the aggregate principal amount of Alternative Currency Letter of Credit Advances plus the aggregate Available Amount of all Letters of Credit, including, without limitation, all Existing Letters of Credit, plus the aggregate Available Amount of all Alternative Currency Letters of Credit, in each instance, as then outstanding, after giving effect to any Advances or renewals on such date, over (B) the Revolving Credit Facility after giving effect to the permanent reduction thereof on such date in accordance with Section 2.05(b)(i)."

     4.5. Section 5.04 (a) of the Credit Agreement is amended by deleting from the chart contained therein the dates from and including March 31, 2001 and the corresponding ratios for such dates and replacing them with the following:

              March 31, 2001                            4.00 to 1.0
              June 30, 2001                             4.00 to 1.0
              September 30, 2001                        3.75 to 1.0
              December 31, 2001                         3.50 to 1.0
              March 31, 2002 and each fiscal
                       quarter end thereafter           3.50 to 1.0.

     4.6. Section 5.04 (b) of the Credit Agreement is amended by deleting from the chart contained therein the dates from and including March 31, 2001 and the corresponding ratios for such dates and replacing them with the following:

              FOUR FISCAL QUARTERS ENDING ON:           RATIO

              March 31, 2001                            2.50 to 1.0
              June 30, 2001                             2.50 to 1.0
              September 30, 2001                        2.50 to 1.0
              December 31, 2001                         2.75 to 1.0
              March 31, 2002                            2.75 to 1.0
              June 30, 2002 and each fiscal
                       quarter end thereafter           3.00 to 1.0.

5.   REPRESENTATIONS  AND  WARRANTIES OF  THE  BORROWER.   The  Borrower  hereby
represents and warrants as follows:


     5.1. Each of the representations and warranties set forth in the Credit Agreement, including, without limitation, in Article IV of the Credit Agreement, and in each other Loan Document, is true, correct and complete on and as of the date hereof as though made on the date hereof. In addition, the Borrower hereby represents, warrants and affirms that the Credit Agreement and each of the other Loan Documents remains in full force and effect.

     5.2. As of the date hereof after giving effect to this Amendment, there exists no Default or Event of Default under the Credit Agreement or any other Loan Document, and no event which, with the giving of notice or lapse of time, or both, would constitute a Default or Event of Default.

     5.3. The execution, delivery and performance by each applicable Loan Party of this Amendment or the reaffirmations and confirmations attached hereto and each other Loan Document and the consummation of each of the transactions consented to in Sections 3.1 and 3.2 of this Amendment by each applicable Loan Party are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not, and will not, (i) contravene such Loan Party's charter or bylaws, (ii) violate any law (including, without limitation, the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended), rule, regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, indenture (including, without limitation, the Senior Subordinated Note Indenture), mortgage, deed of trust, lease or other material instrument or agreement binding on or affecting any Loan Party, any of its Subsidiaries or any of their respective properties or (iv) except for the Liens created under the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. Neither any Loan Party nor any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture (including, without limitation, the Senior Subordinated Note Indenture), mortgage, deed of trust, lease or other instrument or agreement, the violation or breach of which could reasonably be expected to have a Material Adverse Effect.

     5.4. Each of this Amendment and each other Loan Document has been duly executed and delivered by each Loan Party party hereto and thereto. Each of this Amendment and each other Loan Document is the legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against such Loan Party in accordance with its terms.

     5.5. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of this Amendment, any other Loan Document or any other agreement or document related hereto or thereto or contemplated hereby or thereby to which it is or is to be a party or otherwise bound, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents,
(iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first priority nature thereof) or (iv) the exercise by the Administrative Agent or any Lender Party of its rights under the Loan Documents or remedies in respect of the Collateral pursuant to the Collateral Documents.

6.   CONDITIONS   PRECEDENT  TO  THIS  AMENDMENT.   The  effectiveness  of  this
Amendment is subject to the satisfaction, in form and substance satisfactory to the Administrative Agent, of each of the following conditions precedent:

     6.1. The Borrower and Required Lenders shall have duly executed and delivered this Amendment and each other Loan Party shall have duly executed the Acknowledgment and Ratification in connection with this Amendment

     6.2. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

     6.3. The representations and warranties contained in Section 5 of this Amendment, the Credit Agreement and each other Loan Document shall be true, correct and complete on and as of the closing date of this Amendment as though made on such date.

     6.4. The Borrower shall have paid an amendment fee to the Administrative Agent, for the account of each Lender which has approved this Amendment, as evidenced by such Lender's timely execution and delivery of a counterpart signature page to this Amendment (each such Lender being an "APPROVING LENDER"), in an amount equal to 0.125% (i.e. 12.5 basis points) of such Approving Lender's Revolving Credit Commitment.

     6.5. The Borrower and its Subsidiaries shall have delivered such other documents and taken such other actions as the Administrative Agent may reasonably request.

7.   REFERENCE TO AND EFFECT UPON THE CREDIT  AGREEMENT AND OTHER LOAN DOCUMENTS

     7.1. Except as specifically amended in Section 4 above, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and each is hereby ratified and confirmed.

     7.2. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Amendment.

9. COSTS AND EXPENSES. The Borrower shall pay on demand all reasonable fees, costs and expenses incurred by Administrative Agent (including, without limitation, all reasonable attorneys' fees) in connection with the preparation, execution and delivery of this Amendment and the taking of any actions by any Person in connection herewith.

10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

11. HEADINGS. Article headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized on the date first above written.

                                    COLUMBUS MCKINNON CORPORATION

                                    By:    /S/ Robert L. Montgomery
                                           --------------------------------
                                           Robert L. Montgomery
                                           Title: Executive Vice President

     The undersigned hereby acknowledge and agree to this Amendment, and agree that the Guaranty, the Security Agreement, and the Intellectual Property Security Agreement, and each other Loan Document executed by the undersigned shall remain in full force and effect and each is hereby ratified and confirmed by and on behalf of the undersigned, this 5th day of February 2001.


                                    AUTOMATIC SYSTEMS, INC.

                                    By:    /S/ Robert L. Montgomery
                                           --------------------------------
                                           Robert L. Montgomery
                                           Title: Treasurer


                                    LICO STEEL, INC.

                                    By:    /S/ Robert L. Montgomery
                                           --------------------------------
                                           Robert L. Montgomery
                                           Title: Treasurer


                                    ABELL-HOWE CRANE, INC.

                                    By:    /S/ Robert L. Montgomery
                                           --------------------------------
                                           Robert L. Montgomery
                                           Title: Treasurer


                                    G.L. INTERNATIONAL INC.

                                    By:    /S/ Robert L. Montgomery
                                           --------------------------------
                                           Robert L. Montgomery
                                           Title: Treasurer


                                    GAFFEY, INC.

                                    By:    /S/ Robert L. Montgomery
                                           --------------------------------
                                           Robert L. Montgomery
                                           Title: Treasurer

                                    HANDLING SYSTEMS AND CONVEYORS, INC.


                                    By:    /S/ Robert L. Montgomery
                                           --------------------------------
                                           Robert L. Montgomery
                                           Title: Treasurer


                                    YALE INDUSTRIAL PRODUCTS, INC.

                                    By:    /S/ Robert L. Montgomery
                                           --------------------------------
                                           Robert L. Montgomery
                                           Title: Treasurer


                                    WASHINGTON EQUIPMENT COMPANY

                                    By:    /S/ Robert L. Montgomery
                                           --------------------------------
                                           Robert L. Montgomery
                                           Title: Treasurer

                                    Lenders

                                    FLEET  NATIONAL   BANK,  as   Administrative
                                    Agent, Initial Issuing Bank, Swing Line Bank and Lender

                                    By:    /S/ John C. Wright
                                           --------------------------------
                                           John C. Wright
                                           Title: Vice President

                                    Lenders

                                    ABN-AMRO BANK N.V. NEW YORK
                                    BRANCH, as a Co-Agent and Lender


                                    By:    /S/ Juliette Mound
                                           ---------------------------------
                                    Title: Assistant Vice President
                                           ---------------------------------

                                    By:    /S/ Donald Sutton
                                           ---------------------------------
                                    Title: Group Vice President and Director
                                           ---------------------------------

                                    Lenders

                                    THE BANK OF NOVA SCOTIA, as a Co-Agent and
                                    Lender

                                    By:    /S/ J. Alan Edwards
                                           --------------------------------
                                    Title: Managing Director
                                           --------------------------------

                                    Lenders

                                    MANUFACTURERS AND TRADERS TRUST COMPANY, as a Co-Agent and Lender

                                    By:    /S/ Stephen J. Wydysh
                                           --------------------------------
                                    Title: Vice President
                                           --------------------------------

                                    Lenders

                                    HSBC BANK USA (formerly known as Marine
                                    Midland Bank), as a Co-Agent and Lender

                                    By:    /S/ Ted Oexle
                                           --------------------------------
                                    Title: Vice President
                                           --------------------------------

                                    Lenders

                                    COMERICA BANK

                                    By:    /S/ Joel S. Gordon
                                           --------------------------------
                                    Title: Account Officer
                                           --------------------------------

                                    Lenders

                                    FIRST UNION NATIONAL BANK

                                    By:    /S/ Mark B. Felker
                                           --------------------------------
                                    Title: Senior Vice President
                                           --------------------------------

                                    Lenders

                                    KEYBANK NATIONAL ASSOCIATION

                                    By:    /S/ Mary K. Young
                                           --------------------------------
                                    Title: Vice President
                                           --------------------------------

                                    Lenders

                                    MELLON BANK, N.A.

                                    By:    /S/ Edward J. Kloecker
                                           --------------------------------
                                    Title: Vice President
                                           --------------------------------

                                    Lenders

                                    BANKERS TRUST COMPANY

                                    By:    /S/ Diane F. Rolfe
                                           --------------------------------
                                    Title: Vice President
                                           --------------------------------

                                    Lenders

                                    THE BANK OF NEW YORK

                                    By:    /S/ Mark Wrigley
                                           --------------------------------
                                    Title: Assistant Vice President
                                           --------------------------------

                                    Lenders

                                    NATIONAL BANK OF CANADA

                                    By:    /S/ Michael S. Woodard
                                           --------------------------------
                                    Title: Vice President
                                           --------------------------------

                                    By:    /S/ R. Uhrig
                                           --------------------------------
                                    Title: Vice President and Manager
                                           --------------------------------

                                    Lenders

                                    NATIONAL CITY BANK OF PENNSYLVANIA

                                    By:    /S/ William A. Feldmann
                                           --------------------------------
                                    Title: Vice President
                                           --------------------------------